Item 26. Exhibit (e)

                      |_| NATIONWIDE LIFE INSURANCE COMPANY
                |_| NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Application for Life Insurance                                                        P.O. Box 182835, Columbus, Ohio  43218-2835
PART A
------------------------------------------------------------------------------------------------------------------------------------
1.   PROPOSED PRIMARY INSURED
------------------------------------------------------------------------------------------------------------------------------------
a.   Name (First, MI, Last)                                                               b.   Social Security Number
                                        John Doe                                                000     -   00      -    0000
------------------------------------------------------------------------------------------------------------------------------------
c. Residence Street Address (include city, state and zip code)
                       One Any Street, Any City, Any State
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------------------------------- -------------------------------------
d.   County                                            e.   Date of Birth                      f.   State of Birth
                     Any County                                        2/7/66                                   Any State
---------------------------------------------------------------------------------------------- -------------------------------------
g.   Sex                       h.   Age         i.   Marital Status                      j.   Driver's License # and State of Issue
     |X| M      |_| F               35                          Married                       RL00000         Any State
                                                ---------------------------------------- -------------------------------------------
------------------------------------------ ------------------------------------------- ---------------------------------------------
k. Former Name (if applicable)                  l. Occupation                           m. Employer
                                                           Principal                                Any City School District
-------------------------------------------- -------------------------------------------------- ------------------------------------
n.   Can you read and understand English?    o.   Citizenship (If other, submit Foreign     p.   How long have you been in the U.S.?
     |X| Yes      |_| No                     Supplement.)   |X| U.S. |_| Canada |_| Other                     all my life
-------------------------------------------- -------------------------------------------------- ------------------------------------
------------------------------------- -------------------------------- ----------------------------------- -------------------------
q.   Telephone (Home)                 r.   Best time to call           s.   Telephone (Business)           t.   Best time to call
     ( 000 )    000-0000                     3-9         A.M. / P.M.        (     )                                      A.M. / P.M.
                                           -------------                                                        -------------
------------------------------------------------------------------------------------------------------------------------------------
2. PROPOSED INSURED (JOINT/SPOUSE/CHILDREN) (Complete if applicable.)
------------------------------------------------------------------------------------------------------------------------------------
           NAME OF         DATE OF                                           STATE OF        SOCIAL SECURITY        RELATIONSHIP TO
         INSURED(S)         BIRTH       AGE    SEX    HEIGHT     WEIGHT       BIRTH               NUMBER                INSURED
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
                                                                                                 -      -
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
                                                                                                 -      -
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
                                                                                                 -      -
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
                                                                                                 -      -
------------------------ ------------- ------ ------ --------- ----------- ------------- ------------------------- -----------------
------------------------------------------------------------------------------------------------------------------------------------
3. JOINT/SPOUSE PROPOSED INSURED ADDITIONAL INFORMATION (Complete if applicable.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
a. Residence Street Address (include city, state and zip code)

------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- --------------------------------------- ----------------------------------------------
b. Former Name (if applicable) c. Occupation d. Employer

--------------------------------------------- --------------------------------------- ----------------------------------------------
--------------------------------------------------------- ---------------------------------------------- ---------------------------
e.   Driver's License # and State of Issue                f.   County                                    g.   Marital Status

--------------------------------------------------------- ---------------------------------------------- ---------------------------
-------------------------------------------- -------------------------------------------------- ------------------------------------
h.   Can you read and understand English?    i.   Citizenship (If other, submit Foreign     j.   How long have you been in the U.S.?
     |_| Yes      |_| No                     Supplement.) |_| U.S. |_| Canada |_| Other
-------------------------------------------- -------------------------------------------------- ------------------------------------
------------------------------------- --------------------------------- ---------------------------------- -------------------------
k.   Telephone (Home)                 l.   Best time to call            m.   Telephone (Business)          n.   Best time to call
     (     )                                             A.M. / P.M.         (     )                                    A.M. / P.M.
                                           -------------                                                        -------------
------------------------------------- --------------------------------- ---------------------------------- -------------------------
4.   OWNER (The Primary Insured (Joint Insureds in case of Survivorship) will own the policy unless indicated here. If the Owner is a Trust, complete the
     Trust Information Section below.)
------------------------------------------------------------------------------------------------------------------------------------
a.   Name (First, MI, Last)                                                               b.   Social Security Number or Tax ID
                                                                                                           -              -
----------------------------------------------------------------------------------------- ------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
c. Residence Street Address (include city, state and zip code)

------------------------------- --------------------------------------- ------------------------------ -----------------------------
d.   County                     e.   Relationship to Insured(s)         f.   Telephone Number          g.   Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
 (Only                                                   complete h, i, j and k
                                                         for traditional life
                                                         policies on juveniles
                                                         (ages 0-14) when
                                                         applying for Owner's
                                                         Death or for Owner's
                                                         Death or Disability
                                                         Benefits.)
------------------------------------------------ ---------------------- ---------------------- -------------------------------------
h.   Occupation                                  i.   Height            j.   Weight            k.   State of Birth

------------------------------------------------------------------------------------------------------------------------------------
l. Trust Information (Please submit copy of first and signature pages of Trust document.)
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- -------------------- ---------------------------------------------- -------------
                                                        TRUST TAX
               EXACT NAME OF TRUST                      ID NUMBER                    CURRENT TRUSTEE(S)              DATE OF TRUST
-------------------------------------------------- -------------------- ----------------------------------------- ------------------
-------------------------------------------------- -------------------- ----------------------------------------- ------------------

-------------------------------------------------- -------------------- ----------------------------------------- ------------------
------------------------------------------------------------------------------------------------------------------------------------
5.   CONTINGENT OWNER
------------------------------------------------------------------------------------------------------------------------------------
a.   Name (First, MI, Last)                                                               b.   Social Security Number or Tax ID
                                                                                                           -              -
----------------------------------------------------------------------------------------- ------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
c. Residence Street Address (include city, state and zip code)

------------------------------- --------------------------------------- ------------------------------ -----------------------------
d.   County                     e.   Relationship to Insured(s)         f.   Telephone Number          g.   Date of Birth

------------------------------- --------------------------------------- ------------------------------ -----------------------------
L-4736-A                                                       Page 1                                               (10/2005)


------------------------------------------------------------------------------------------------------------------------------------

6.   LIFE INSURANCE PLAN
------------------------------------------------------------------------------------------------------------------------------------
a. Plan (If a Variable Life product is being applied for, the Variable Life Fund Supplement MUST be completed in conjunction with this application.)
                              Next Generation FPVUL
------------------------------------------------------------------------------------------------------------------------------------
b. Total Specified/Face Amount            c. Additional Protection Rider Amount           d. Supplemental Coverage Percentage
(including Additional Protection Rider)         (Individual-Life case only)                           (Survivorship case only)
               $100,000
------------------------------------ -----------------------------------------------------------------------------------------------
e. Initial Premium Deposit             f. Planned Premium (Check plan for availability.)
     (paid with application)              |_| Single Premium    $                            |_|  Semi-Annual    $
                                          |X| Annual            $  10,000                    |_|  Quarterly      $
         $   10,000                       |_| Monthly EFT (Complete Part A, #7.)             |_|                 $
------------------------------------ -----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FOR INDIVIDUAL VARIABLE UNIVERSAL LIFE PLAN ONLY   (Check plan for availability.)
------------------------------------------------------------------------------------------------------------------------------------
g.   Death Benefit Option (If no option is selected here, Option 1 is elected.)
     |X| Option 1 (The Specified Amount, or a multiple of the Cash Value,  whichever is greater.)
     |_| Option 2 (The Specified Amount, plus the Cash Value, or a multiple of the Cash Value, whichever is greater.)
     |_| Option 3 (The Specified Amount, plus the Premium Accumulation at  % interest or a multiple of the Cash Value, whichever is greater.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
h. Internal Revenue Code Life Insurance Qualification Test (If no selection is made here, Guideline Premium/Cash Value Corridor Test is elected.)
     |X| Guideline Premium/Cash Value Corridor Test                    |_| Cash Value Accumulation Test
------------------------------------------------------------------------------------------------------------------------------------
i.   Optional Benefit Riders
     |_| Accidental Death Benefit Rider $                                  |_|  Maturity Extension Endorsement for Specified Amount
                                         ----------------------------
     |_| Adjusted Sales Load Rider                                         |_|  Premium Waiver Rider $
                 % (in whole percentages only) waived for    years         |_|  Spouse Rider $
         --------                                         --
     |_| Child Rider $                                                     |_|  Waiver of Monthly Deduction Rider
                      -----------------------------------------------
     |_| Long Term Care Rider* $                                           |_|  Other Rider(s)
                                -------------------------------------
     |_| Guaranteed Minimum Accumulation Benefit Rider
         |_|  100% Return of Premium        |_|  85% Return of Premium                    Maturity  (Indicate number of years)
                                                                                --------
                 *Complete Supplement for Long Term Care Rider.
------------------------------------------------------------------------------------------------------------------------------------
FOR SURVIVORSHIP LIFE PLAN ONLY   (Check plan for availability.)
------------------------------------------------------------------------------------------------------------------------------------
j.   Death Benefit Option (If no option is selected here, Option 1 is elected.)
     |_| Option 1 (The Specified Amount, or a multiple of the Cash Value, whichever is greater.)
     |_| Option 2 (The Specified Amount, plus the Cash Value, or a multiple of the Cash Value, whichever is greater.)
     |_| Option 3 (The Specified Amount, plus the Premium Accumulation at  % interest or a multiple of the Cash Value, whichever is greater.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
k. Internal Revenue Code Life Insurance Qualification Test (If no selection is made here, Guideline Premium/Cash Value Corridor Test is elected.)
     |_| Guideline Premium/Cash Value Corridor Test                    |_| Cash Value Accumulation Test
------------------------------------------------------------------------------------------------------------------------------------
l.   Optional Benefit Riders
     |_| Adjusted Sales Load Rider                                         |_|  Maturity Extension Endorsement for Specified Amount
                 % (in whole percentages only) waived for    years         |_|  Policy Split Option Rider
         --------                                         --
     |_| Estate Protection Rider $                                         |_|  Other Rider(s)
                                  -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FOR UNIVERSAL LIFE PLAN ONLY   (Check plan for availability.)
------------------------------------------------------------------------------------------------------------------------------------
m. Death Benefit Option (If no option is selected here, Option 1 is elected.)
     |_| Option 1 (The Specified Amount, or a multiple of the Accumulated Value, whichever is greater.)
     |_| Option 2 (The Specified Amount, plus the Accumulated Value, or a multiple of the Accumulated Value, whichever is greater.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
n. Internal Revenue Code Life Insurance Qualification Test (If no selection is made here, Guideline Premium/Cash Value Corridor Test is elected.)
     |_| Guideline Premium/Cash Value Corridor Test                    |_| Cash Value Accumulation Test
------------------------------------------------------------------------------------------------------------------------------------
o.   Optional Benefit Riders
     |_| Accidental Death - Amount $                                       |_|  Maturity Extension Endorsement for Specified Amount
                                    ---------------------------------
     |_| Child Rider $                                                     |_|  Spouse Rider $
                      -----------------------------------------------
     |_| Guaranteed Option to Increase Specified Amount $                  |_|  Waiver of Monthly Deduction Rider
                                                         ------------
     |_| Lapse Protection Rider                                            |_|  Other Rider(s)
------------------------------------------------------------------------------------------------------------------------------------
FOR WHOLE LIFE PLAN ONLY   (Check plan for availability.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
p.   Optional Benefit Riders
     |_| 10 Year Spouse Rider $                                           |_|  Guaranteed Insurability - Amount $
                               --------------------------------------
     |_| 20 Year Spouse Rider $                                           |_|  Owner's Death (Complete Part B, #14 for Owner)
                               --------------------------------------
     |_| Accidental Death - Amount $                                      |_|  Owner's Death or Disability (Complete Part B, #14 for
                                    ---------------------------------           Owner)
     |_| Child Rider $                                                    |_|  Waiver of Premium Benefit
                      -----------------------------------------------
     |_| Excess Credit Option                                             |_|  Other Rider(s)
                             ----------------------------------------
                       If available, issue with Automatic Premium Loan, unless indicated by checking this box. |_|
------------------------------------------------------------------------------------------------------------------------------------
FOR TERM LIFE PLAN ONLY   (Check plan for availability.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
q.   Optional Benefit Riders
     |_| 10 Year Spouse Rider $                                            |_|  Child Rider $
                               --------------------------------------
     |_| 20 Year Spouse Rider $                                            |_|  Waiver of Premium Benefit
                               --------------------------------------
     |_| Other Rider(s)
------------------------------------------------------------------------------------------------------------------------------------
L-4736-A                                                       Page 2


------------------------------------------------------------------------------------------------------------------------------------
7.   ELECTRONIC FUNDS TRANSFER AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
Financial Institution Name                                                         Financial Institution Phone Number

---------------------------------------------------------------------------------- -------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Financial Institution Address

------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------- -------------------------------------------------------------
Account Number                                                         Transit/ABA Number

---------------------------------------------------------------------- -------------------------------------------------------------
----------------------------- -------------------------- ---------------------------------------------------------------------------
Monthly EFT Amount            Draft Date                 |_|*Checking (Attach a pre-printed Voided Check. Starter Checks will not be accepted.)
                                                         |_|*Savings (Attach a Voided Deposit Slip with account number and routing number.)
------------------------------------------------------------------------------------------------------------------------------------
*By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company/Nationwide
 Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial
 Institution to debit the same such account.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. BENEFICIARY DESIGNATIONS (If Joint Plan, specify each Primary Insured's beneficiary designation-use #19, if necessary. When more than one beneficiary is designated, payments to the beneficiaries surviving the Insured will be made in equal shares, or in full to the last surviving beneficiary, unless some other distribution of proceeds is provided. If the Beneficiary is a Trust, complete the Trust Information Section below.)
------------------------------------------------------------------------------------------------------------------------------------
                                                BENEFICIARY            DATE OF          RELATIONSHIP          SOCIAL SECURITY
  %      PRIMARY      CONTINGENT                   NAME                 BIRTH           TO INSURED(S)              NUMBER
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------------------------------------------------------------------------------------------------------------------------------------
a.   Proposed Primary Insured
------------------------------------------------------------------------------------------------------------------------------------
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
           |X|            |_|                    Jane Doe               10/8/67              wife            000  -  00  -  0000
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
           |_|            |X|                    Bambi Doe             12/23/89            daughter          000  -  00  -  0000
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
           |_|            |X|                    Moose Doe             12/23/89               son            000  -  00  -  0000
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------------------------------------------------------------------------------------------------------------------------------------
b. Proposed Insured (Joint/Spouse)
------------------------------------------------------------------------------------------------------------------------------------
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
           |-|            |-|                                                                                     -      -
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
           |-|            |-|                                                                                     -      -
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
           |-|            |-|                                                                                     -      -
------- ----------- ---------------- ------------------------------------------------- ------------------ --------------------------
------------------------------------------------------------------------------------------------------------------------------------
c.   Trust Information
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------- -------------------
                                                   TRUST TAX
               EXACT NAME OF TRUST                 ID NUMBER                    CURRENT TRUSTEE(S)              DATE OF TRUST
--------------------------------------------- -------------------- ----------------------------------------- --------------------
--------------------------------------------- -------------------- ----------------------------------------- --------------------

--------------------------------------------- -------------------- ----------------------------------------- --------------------
---------------------------------------------------------------------------------------------------------------------------------
9. PAYOR (If someone other than the Insured(s) or the Owner is to be billed for the premium for this policy.)
------------------------------------------------------------------------------------------------------------------------------------
a.   Name (First, MI, Last)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
b.   Residence Street Address (include city, state and zip code)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10.  INSURANCE INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
a. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now
   applied for is issued?   |_|  Yes    |_|  No  (If   yes, please  complete  appropriate  replacement.
   If this is an Internal  Revenue Code Section 1035  Exchange,  please check above and attach 1035 forms. If this is a Nationwide Term Conversion and you are not the Owner of the term policy or you are not converting the entire amount of the term policy, please enclose a term conversion application.)
------------------------------------------------------------------------------------------------------------------------------------
b. Do you currently have any Life Insurance or Annuities in force? |_| Yes |_| No (If yes, please list below.)
--------------------- ------------------ --------------- ---------------- --------- --------------- --------------- ----------------
                                     POLICY                         YEAR      ACCIDENTAL       NW TERM           TO BE
    PERSON           COMPANY         NUMBER          AMOUNT        ISSUED       DEATH         CONVERSION       REPLACED      1035
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
------------------ --------------- ------------- ---------------- --------- --------------- --------------- ---------------- ------
                                                 $                          $                    |_|        |_| Yes  |_|No    |_|
------------------------------------------------------------------------------------------------------------------------------------
c.   Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company?  |_|  Yes |_|No
     (If yes, please provide name of company, amount applied for and purpose of coverage.)


------------------------------------------------------------------------------------------------------------------------------------









L-4736-A                                                       Page 3


PART B
------------------------------------------------------------------------------------------------------------------------------------

11.  PERSONAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          JOINT/SPOUSE
ALL  QUESTIONS  ARE TO BE ANSWERED BY EACH  PROPOSED  INSURED.  FOR EACH YES ANSWER,         PROPOSED       PROPOSED       ANY
PROVIDE DETAILS BELOW.                                                                       INSURED         INSURED      CHILD
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
                                                                                              Yes  No       Yes   No    Yes  No
------------------------------------------------------------------------------------------- ------------ ------------- -------------
a.   Have you ever had any application for Life or Health Insurance (or for reinstatement     |_|  |X|      |_|  |_|    |_|  |_|
for Life or Health Insurance) declined, postponed, rated-up or limited?  (If yes, provide details.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
b. Have you ever applied for or received disability payments for any illness or               |_|   |X|     |_|  |_|    |_|  |_|
   injury? (If yes, provide details.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
c.   In the past 3 years have you engaged in, or do you intend to engage in:                  |_|   |X|     |_|  |_|    |_|  |_|
     flying as a pilot, student pilot, or crew member;
     organized racing of an automobile, motorcycle, or any type of motor-powered vehicle, scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of body-contact or life- threatening sport? (If yes, complete an
     Aviation/Hazardous Activities Questionnaire.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
d.   Have you ever had your driver's license suspended or revoked; or been convicted of        |_|  |X|      |_|   |_|    |_|  |_|
     driving while impaired or intoxicated, or been convicted in the past 3 years of more than one moving violation?  (If yes, provide details.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
e.   Except as prescribed by a physician, have you ever used, or been convicted for sale or    |_|  |X|      |_|   |_|    |_|  |_|
     possession of cocaine or any other narcotic or illegal drug?  (If yes, complete Drug
     Questionnaire.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
f.   Have you ever been charged with a violation of any criminal law?  (If yes, provide        |_|  |X|      |_|   |_|    |_|  |_|
     details.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
g.   Have you had any bankruptcies in the past 7 years or have any suits or judgments          |_|  |X|      |_|   |_|    |_|  |_|
     pending against you at this time?  (If yes, provide details.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
h.   Do you plan to travel or reside outside of the United States or Canada?  (If yes,         |_|  |X|      |_|   |_|    |_|  |_|
     complete Supplement for Foreign Nationals or Travel.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
i.   Do you belong to or intend to join any active or reserve military or naval                |_|  |X|      |_|   |_|    |_|  |_|
organization?  (If yes, complete Military Status Questionnaire.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------- ------------ ------------- -------------
j.   Do you have a parent or sibling who died from cancer or cardiovascular disease prior to   |_|  |X|      |_|   |_|    |_|  |_|
     age 60? (If yes, provide relationship to Proposed Insured(s), age at death and cause of death, and if cancer, provide type.)
------------------------------------------------------------------------------------------- ------------ ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------
DETAILS OF ANY YES ANSWERS (INDICATE NAME OF PERSON). (IF MORE SPACE IS NEEDED, AN ADDITIONAL BLANK SHEET MAY BE ATTACHED.):






------------------------------------------------------------------------------------------------------------------------------------
12.  TOBACCO USE
------------------------------------------------------------------------------------------------------------------------------------
a. PROPOSED INSURED:
     Have you used tobacco or nicotine in any form in the last 5 years?      |_|  Yes  |X|  No   Last 12 months?  |_|Yes  |X| No
     If yes, specify the form of tobacco or nicotine products used.          |_|  cigarettes  |_| pipe   |_| cigars    |_|chewing
                                                                                  tobacco   |_| snuff   |_| other tobacco
                                                                             |_| nicotine products (gum, patch, etc.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
b. JOINT/SPOUSE PROPOSED INSURED:
     Have you used tobacco or nicotine in any form in the last 5 years?    |_|  Yes        |_|  No   Last 12 months?  |_|
Yes  |_|             No
     If yes, specify the form of tobacco or nicotine products used.        |_|  cigarettes  |_| pipe  |_| cigars  |_|chewing tobacco
                                                                           |_| snuff |_| other tobacco  |_| nicotine products
                                                                                                           (gum, patch, etc.)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
13.  PHYSICAL MEASUREMENTS
------------------------------------------------------------------------------------------------------------------------------------

    INSURED                   HEIGHT                        WEIGHT                              REASON FOR WEIGHT GAIN OR LOSS
------------------------ ------------------------ -------------------------------------- -------------------------------------------
------------------------ ------------------------ ------------------ ------------------- -------------------------------------------
                                                        CURRENT             1 YEAR AGO
------------------------ ------------------------ ------------------ ------------------- -------------------------------------------
------------------------ ------------------------ ------------------ ------------------- -------------------------------------------
Proposed Insured            6    ft.   0   in.           180   lbs.         180   lbs.
------------------------ ------------------------ ------------------ ------------------- -------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
14.  PERSONAL PHYSICIANS
------------------------------------------------------------------------------------------------------------------------------------
                                            PROPOSED INSURED                 JOINT/SPOUSE PROPOSED INSURED              ANY CHILD
-------------------------------- --------------------------------------- -------------------------------------- --------------------
-------------------------------- --------------------------------------- -------------------------------------- --------------------
Name of Personal Physician:      Dr. Physician
-------------------------------- --------------------------------------- -------------------------------------- --------------------
-------------------------------- --------------------------------------- -------------------------------------- --------------------
Address:                         Two Any Street
                                 Any City, Any State  00000-000
-------------------------------- --------------------------------------- -------------------------------------- --------------------
-------------------------------- --------------------------------------- -------------------------------------- --------------------
Telephone Number:                000-000-0000
-------------------------------- --------------------------------------- -------------------------------------- --------------------
-------------------------------- --------------------------------------- -------------------------------------- --------------------
Date last consulted:             10/31/00
-------------------------------- --------------------------------------- -------------------------------------- --------------------
-------------------------------- --------------------------------------- -------------------------------------- --------------------
Reason last consulted:           bronchitis
-------------------------------- --------------------------------------- -------------------------------------- --------------------
-------------------------------- --------------------------------------- -------------------------------------- --------------------
Treatment given or medication    antibiotics
prescribed.
-------------------------------- --------------------------------------- -------------------------------------- --------------------
L-4736-A                                                       Page 4


------------------------------------------------------------------------------------------------------------------------------------

15.  MEDICAL QUESTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               ------------- ---------------- ------
ALL QUESTIONS ARE TO BE ANSWERED BY EACH PROPOSED INSURED. FOR EACH YES ANSWER,                              JOINT/SPOUSE
CIRCLE THE APPROPRIATE ITEM AND PROVIDE DETAILS IN #17.                                         PROPOSED      PROPOSED          ANY
To the best of your knowledge and belief, has anyone here proposed                               INSURED       INSURED         CHILD
for insurance consulted a  member of the medical profession
for, been treated for, taken medication for, or been diagnosed as having:
---------------------------------------------------------------------------------------------- ------------- ----------- ---------
---------------------------------------------------------------------------------------------- ------------- ----------- ---------
                                                                                                 Yes  No      Yes   No     Yes  No
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
a.   AIDS (Acquired Immune Deficiency Syndrome), or any other AIDS-related condition, or          |_|  |X|    |_|   |_|     |_|  |_|
     received a positive result of an HIV (Human Immunodeficiency Virus) test?
                                                                                               ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
b.   Heart disease including heart attack, angina, or other chest pain, high blood pressure,      |_|  |X|    |_|   |_|     |_|  |_|
     shortness of breath, palpitations, heart murmur, phlebitis, or any other disorder of the heart or blood vessels?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
c.   Headaches, seizures, epilepsy, stroke, Alzheimer's disease, Parkinson's disease,             |_|  |X|    |_|   |_|     |_|  |_|
multiple
     sclerosis, or any other brain or nervous disorder?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
d.   Depression, neurosis, affective disorder, psychosis, or any other mental disorder?           |_|  |X|    |_|   |_|     |_|  |_|
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
e.   Asthma, emphysema, chronic bronchitis, tuberculosis, or any other disease of the lungs       |_|  |X|    |_|   |_|     |_|  |_|
or
     respiratory system?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
f.   Colitis, ulcer, persistent diarrhea, rectal bleeding, or any other disease or disorder       |_|  |X|    |_|   |_|     |_|  |_|
     of the esophagus or digestive tract?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
g.   Sugar, protein or blood in the urine, kidney stones, sexually transmitted disease, or        |_|  |X|    |_|   |_|     |_|  |_|
     any other disease or disorder of the kidneys, bladder, prostate, breast, urinary tract or reproductive system?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
h.   Diabetes, hepatitis, cirrhosis or any other disease of the liver, pancreas, or thyroid?      |_|  |X|    |_|   |_|     |_|  |_|
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
i.   Cancer, or any malignant or benign tumor or cyst, or any chronic disease of the skin or      |_|  |X|    |_|   |_|     |_|  |_|
     lymph glands?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
j.   Arthritis, rheumatoid arthritis, osteoporosis; or any paralysis or chronic back or           |_|  |X|    |_|   |_|     |_|  |_|
     muscle condition?
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
k.   Alcoholism, narcotic addiction, drug use, or hallucinations?                                 |_|  |X|    |_|   |_|     |_|  |_|
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
l.   Any disease or disorder of the eyes, ears, nose or throat?                                   |_|  |X|    |_|   |_|     |_|  |_|
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
------------------------------------------------------------------------------------------------------------------------------------
16.  SUPPLEMENTAL MEDICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               ------------- ----------- -----------
ALL QUESTIONS ARE TO BE ANSWERED BY EACH PROPOSED INSURED. FOR EACH YES ANSWER,                              JOINT/SPOUSE
CIRCLE THE  APPROPRIATE ITEM AND PROVIDE DETAILS IN #17.                                        PROPOSED       PROPOSED     ANY
To the best of your knowledge and belief, in the past 5 years, has                              INSURED         INSURED    CHILD
anyone here proposed for  insurance:
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
                                                                                                 Yes  No      Yes   No     Yes  No
                                                                                               ------------- ----------- -----------
---------------------------------------------------------------------------------------------- ------------- ----------- -----------
a.   Consulted, or been examined or treated by any physician, chiropractor, or                 |_|  |X|       |_|  |_|     |_| |_|
     other medical practitioner or by any hospital, clinic, or other medical facility not already disclosed on this application?  (If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results in #17.)
---------------------------------------------------------------------------------------------- ------------- ------------- ---------
---------------------------------------------------------------------------------------------- ------------- ------------- ---------
b.   Had any disease, disorder, injury, or operation not already disclosed on this             |_|  |X|      |_|   |_|     |_|  |_|
application?
---------------------------------------------------------------------------------------------- ---------- ------------- ------------
---------------------------------------------------------------------------------------------- ---------- ------------- ------------
c.   Had any x-rays, electrocardiograms, or other medical tests for reasons not already        |_|  |X|      |_|   |_|     |_|  |_|
disclosed on
     this application?
---------------------------------------------------------------------------------------------- ---------- ------------- ------------
---------------------------------------------------------------------------------------------- ---------- ------------- ------------
d.   Been medically advised to have any surgery, hospitalization, treatment or test that was   |_|  |X|      |_|   |_|     |_|  |_|
     not completed or results that you have not received?
                                                                                               ---------- ------------- ------------
------------------------------------------------------------------------------------------------------------------------------------
17. DETAILS OF MEDICAL HISTORY (If more space is needed, an additional blank sheet may be attached.)
------------------------------------------------------------------------------------------------------------------------------------
   QUESTION #                                                  DETAILS (BE SPECIFIC. GIVE FULL NAMES, ADDRESSES AND TELEPHONE NUMBER
   AND LETTER            PERSON                DATES                         (IF AVAILABLE) OF PHYSICIANS, HOSPITALS, ETC.)
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L-4736-A                                                       Page 5
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



PART C
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
18.  TAXPAYER IDENTIFICATION NUMBER
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Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.) If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue
Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld may be applied against any tax you owe. If withholding results in an overpayment of taxes, a refund may be available.

|_| Check this box if the Internal Revenue Service has notified you that you are subject to backup withholding.
Otherwise, your signature on this application is certification that the taxpayer identification number on this application is true, correct, and complete. The
Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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19. SPECIAL INSTRUCTIONS (If more space is needed, an additional blank sheet may be attached.)
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20.  NOTICE
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THE FOLLOWING FRAUD STATEMENT IS FOR APPLICANTS IN THE STATES OF: ALABAMA, HAWAII, IDAHO, ILLINOIS, MISSISSIPPI, NEVADA, AND OHIO.

Fraud Statement: Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, may be guilty of insurance fraud.
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THE FOLLOWING STATE(S) REQUIRE THAT WE PROVIDE THESE NOTICES:
DISTRICT OF COLUMBIA

WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER
FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE
IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS
IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE
APPLICANT.

LOUISIANA
CAUTION: If your answers on this application are incorrect or untrue, Nationwide has the right to deny benefits or rescind your policy. Any person who knowingly presents false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
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L-4736-A                                                       Page 6
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


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

21.  AGREEMENT, AUTHORIZATION AND SIGNATURES
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I have read this  application.  I understand  each of the questions.  All of the answers and statements on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:

A.   This  application,  any amendments to it, and any related medical  examinations will become a part of the Policy and are the basis of any insurance issued upon this application.
B.   No medical examiner, producer or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the
     Company's rights or requirements.
C.   If the full first premium payment is made in exchange for a Temporary
     Insurance Receipt, Nationwide will only be liable to the extent set forth in that receipt.
D.   IF THE FULL FIRST PREMIUM IS NOT PAID WITH THIS APPLICATION, THEN INSURANCE
     WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING CONDITIONS ARE MET: 1. A
     POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND 2. THE FULL FIRST
     PREMIUM IS PAID; AND 3. ALL THE ANSWERS AND STATEMENTS MADE ON THE
     APPLICATION, MEDICAL EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO
     THE BEST OF MY KNOWLEDGE AND BELIEF.
The applicant has a right to cancel this application at any time by contacting their agent or Nationwide in writing. I have received the pre-notice form of the
Fair Credit Reporting act of 1970 and the Medical Information Bureau disclosure form. I certify that the Social Security Number given is correct and complete.
I authorize: any licensed physician or medical practitioner; any hospital, clinic, pharmacy or other medical or medically related facility; any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical
Director of the Nationwide Life Insurance Company/Nationwide Life and Annuity
Insurance Company, or its reinsurers, for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this authorization; and I instruct any physician; health care professional; hospital;
clinic; medical facility; or other health care provider to release and disclose my entire medical record without restriction. I understand that any information that is disclosed pursuant to this authorization may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This authorization, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed. I understand that I have the right to revoke this authorization in writing, at anytime, by sending a written request for revocation to Nationwide
Life Insurance Company/Nationwide Life and Annuity Insurance Company, Attention:
Underwriting, P.O. Box 182835, Columbus, Ohio 43218-2835. I understand that a revocation is not effective to the extent that any of my providers have relied on this authorization; or to the extent that Nationwide Life Insurance
Company/Nationwide Life and Annuity Insurance Company has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this authorization to release my complete medical records, Nationwide Life Insurance Company/Nationwide Life and
Annuity Insurance Company may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this authorization by sending a request to Nationwide in writing.



Signed at                     Any City, Any State                       , on             January 3                      ,      2002.
          -------------------------------------------------------------      ------------------------------------------   ----------
                                  City/State                                                 Month/Day                        Year
I  have  truly  and  accurately  recorded  all  Proposed  Insured's
answers  on  this  application  and  have  witnessed  his/her/their                                  John Doe
                                                                                ----------------------------------------
signature(s) hereon.                                                                Name of Proposed Insured (please print)
To the best of my knowledge, the insurance applied for |_| will
|X|       will not (CHECK ONE) replace any life insurance, and/or annuity.                           John Doe
                                                                                ----------------------------------------
                                                                                Signature of Proposed Insured
                                                                                (or parent if Proposed Insured is under age 15)
             Ed Producer
  Producer's Name (please print)
                                                                             Name of Joint/Spouse Proposed Insured (please print)
             Ed Producer
  Producer's Signature
                                                                       Signature of Joint/Spouse Proposed Insured (if to be Insured)
              Any Firm                         02-A00000
  Firm                             Producer's Nationwide Number
                                                                           Signature of Applicant/Owner (if other than the Insured)
      000-00-0000
  Social Security Number
                                                                                Signature of Payor (if other than the Insured)
-------------------------------------------------------------------- ---------------------------------------------------------------







L-4736-A                                                       Page 7

PART D
--------------------------------------------------------------------------------

                                IMPORTANT NOTICE
                       DETACH AND GIVE TO PROPOSED INSURED
  PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1. An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

2. You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.

3. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number 866-692-6901 (TTY 866-346-3642).

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
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L-4736-A                                                       Page 8

PART E

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
This receipt must not be detached and in no event will there be any temporary insurance unless the full first premium required by the Company has been paid or authorized by Electronic Funds Transfer at the time of this application.

                          TEMPORARY INSURANCE AGREEMENT
 NATIONWIDE LIFE INSURANCE COMPANY/NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, COLUMBUS, OHIO
This Agreement provides a Limited Amount of Life Insurance coverage, for a Limited Period of time, subject to the terms of this
Agreement.  Advance payment in the amount of $                 10,000            is made for $    100,000           (face amount
                                              ----------------------------------              -------------------------------
on the application or [$1,000,000] whichever is less) on the life of                  John Doe                               .
                                                                    ---------------------------------------------------------
                                                                    Name(s) of Proposed Insured(s)
            NOTE: MAKE ALL CHECKS PAYABLE TO NATIONWIDE. DO NOT MAKE CHECKS PAYABLE TO THE PRODUCER OR LEAVE THE PAYEE BLANK.
====================================================================================================================================
                                 HEALTH QUESTION
Has anyone here proposed for insurance:                                                                                   Yes  No
    within the past 10 years, been treated for, consulted a physician,  or been medically  diagnosed by a physician as having:  angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder;
    epilepsy, stroke or diabetes; Acquired Immune Deficiency Syndrome
    (AIDS), any AIDS-related disorder or positive HIV (Human Immunodeficiency
    Virus) test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder (other than kidney stones);
    or any cancer or other malignancy?                                                                                   |_| |X|


IF THE ABOVE QUESTION IS ANSWERED YES OR LEFT BLANK, NO COVERAGE WILL TAKE
EFFECT UNDER THIS AGREEMENT AND NO REPRESENTATIVE OF NATIONWIDE LIFE INSURANCE
COMPANY/NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY IS AUTHORIZED TO ACCEPT
MONEY, AND/OR PROVIDE A TEMPORARY INSURANCE RECEIPT TO THE APPLICANT.

====================================================================================================================================
                               TERM AND CONDITIONS
AMOUNT OF COVERAGE - [$1,000,000] OVERALL MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS
If money has been accepted by Nationwide as advance payment for an application for Life Insurance and any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated beneficiary the lesser of
(a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or (b) [$1,000,000]. This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds.
               DATE COVERAGE TERMINATES - 60 DAY MAXIMUM COVERAGE

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:
A.  60 DAYS from the date of this signed Agreement, or
B.  the date any policy is offered to the Applicant in connection with the above application, or
C.  Nationwide mails notice of termination of coverage and refund of the advance payment to the premium notice address designated in such application.
                                   LIMITATIONS
o   This Agreement does not provide benefits unless a full first premium for the mode selected has been paid at the time of this application.
o   Fraud or material misrepresentation in the application or in the answers to the Health question of this Agreement invalidate this agreement and
    Nationwide's only liability is for refund of any payment made.
o   No one is authorized to accept money on Proposed  Insureds  under 15 days of age or over the age of 70 (nearest  birthday) on the
    date of the Agreement, nor will any coverage take effect.
o   If any Proposed Insured dies by suicide, Nationwide's liability under this
    Agreement is limited to a refund of the payment made.
o   There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation.
o   No one is authorized to waive or modify any of the provisions of this
    Agreement.
I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE
ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE
TO ALL ITS TERMS.

Dated        January         3             2002               X                John Doe
     -----------------------------------------------------     ---------------------------------------------
              Month            Day            Year           Signature of Proposed Insured (or parent if Proposed Insured is under age 15)

X                                                             X
 ----------------------------------------------------------   -----------------------------------------------
Applicant/Owner's Signature (if other than Proposed Insured)  Signature of Joint/Spouse Proposed Insured (if to be Insured)

PLEASE MAKE A COPY OF THE APPLICATION, TEMPORARY INSURANCE AGREEMENT, AND OTHER
APPLICABLE FORMS. RETURN ORIGINALS TO THE HOME OFFICE AND PROVIDE THE CUSTOMER
WITH A COPY. THE ORIGINAL TEMPORARY INSURANCE AGREEMENT MUST REMAIN WITH THE
APPLICATION AND WILL BE RETAINED BY NATIONWIDE.
X                           Ed Producer                                     Any Firm                                   02-A00000
 -----------------------------------------------------------------   -----------------------------------------------------------
                       Signature of Producer                          Firm                            Producer's Nationwide Number
                  COPY 1 - SEND TO HOME OFFICE WITH APPLICATION          COPY 2 - RETAINED BY PROPOSED INSURED
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L-4736-A                                                       Page 9

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